[Image]    Scudder Pennsylvania Tax Free Fund Profile            [Image]
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     The fund profile, a supplement to the full prospectus, is designed as an easy-to-read summary of fund risks, fees, and objectives. You can click on any question to link to the Fund's prospectus and get more information on that topic. Or, if you wish, you can proceed directly to the Fund's prospectus. Once you have read the prospectus and considered your investment goals, you can proceed to a Scudder Funds application.
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     Fund Profile
     December 1, 1997

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     1. What Is The Fund's Objective?

     Scudder Pennsylvania Tax Free Fund seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax.

     2. What Does The Fund Invest In?

     The Fund invests in investment-grade municipal securities, including municipal bonds (general obligation and revenue bonds), of issuers located in Pennsylvania and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). Under normal market conditions, the Fund expects that 100% of its portfolio securities will be Pennsylvania municipal securities. The Fund expects to invest principally in Pennsylvania municipal securities with long-term maturities (i.e., more than 10 years). The Fund may also invest in municipal securities with short- and medium-term maturities as well, including municipal notes and variable rate demand instruments.

     Normally, at least 75% of the intermediate- and long-term municipal securities purchased by the Fund will be investment-grade: rated Aaa, Aa, A, or Baa by Moody's Investors Service, Inc. or AAA, AA, A or BBB by Standard & Poor's or Fitch Investors Service, Inc. or if unrated, judged by the Fund's investment adviser, Scudder, Stevens & Clark, Inc. to be of equivalent quality, or issued or guaranteed by the U.S. Government.The Fund may also invest up to 25% of its total assets in fixed-income securities rated as low as B by Moody's, S&P or Fitch (i.e., "junk bonds"), or unrated securities judged by the adviser to be of equivalent quality .

     The Fund expects to invest principally in securities rated A or better by Moody's, S&P or Fitch, or unrated securities judged by the adviser to be of equivalent quality at the time of purchase.

     The Fund may, for temporary defensive purposes, invest more than 20% of net assets in taxable securities. The Fund may also invest up to 20% of its total assets in securities subject to the alternative minimum tax.

     3. What Are The Risks Of Investing In The Fund?

     The Fund is more susceptible to factors adversely affecting issuers of Pennsylvania municipal securities than a comparable municipal bond fund that does not emphasize these issuers to this degree. Political events, changes in the perceived creditworthiness of issuers and changes in interest rates will affect the Fund's yield and share price, which is likely to vary from day to day. In addition, the potential for price fluctuation is generally greater the longer the maturity of the municipal security.

     While the Fund invests primarily in investment-grade bonds, the Fund is still exposed to market risk and changes in interest rates. There is also a possibility the rating of a security held by the Fund may be downgraded after it is purchased. This decrease in rating may be the result of the inability of the state of Pennsylvania or any of its local government entities to meet its financial obligations. You incur principal risk when you invest because your shares, when sold, may be worth more or less than what you paid for them.

     Because it is non-diversified, the Fund may invest in a smaller number of issuers, which will subject it to greater market and credit risks than a diversified fund. Furthermore, the Fund's holdings in unrated securities and securities rated below investment-grade (i.e., "junk bonds"), carry a greater risk of default and more price volatility than securities rated investment-grade.

     4. For Whom Is This Fund Appropriate?

     You may wish to consider this Fund if you are seeking double tax-free income -- exempt both from Pennsylvania personal income tax and regular federal income tax. Depending on your tax bracket and individual situation, you may earn a substantially higher after-tax return from the Fund than from comparable investments that pay income subject to both Pennsylvania state personal income tax and regular federal income tax. Before investing, you should compare the Fund's yield to the after-tax yield you would receive from a comparable investment paying taxable income.

     5. What Are The Fund's Expenses And Fees?

     There are two kinds of expenses that a shareholder may incur, directly or indirectly, by investing in a mutual fund. These types of expenses, as they relate to Scudder Pennsylvania Tax Free Fund are:

       Shareholder transaction expenses --
       Expenses charged directly to your account for various transactions. Please note that there is a $5 service fee if you request redemption proceeds via wire.

       Sales Commission                                   None

       Commissions to Reinvest Dividends                  None

       Redemption Fee                                     None

       Exchange Fee                                       None

       Annual Fund operating expenses (after expense maintenance) -- Expenses paid by the Fund before it distributes its net investment income, expressed as a percentage of the Fund's average daily net assets. Figures below are for the fiscal year ended March 31, 1997, during which Scudder maintained the total annualized expenses of the Fund at 0.50% of average daily net assets. Had Scudder not done so, total operating expenses would have amounted to 0.92%, including 0.60% for management fees. Scudder will continue this expense maintenance until January 31, 1998.

       Investment management fee (after waiver)           0.18%

       12b-1 fees                                         None

       Other expenses                                     0.32%
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       Total Fund operating expenses (after waiver)       0.50%
                                                          ====

       Example:
       Assuming a 5% annual return and redemption at the end of each period, the total expenses relating to a $1,000 investment would be:

       1 Year         3 Years           5 Years           10 Years

       $5             $16               $28               $63

     This example assumes reinvestment of all dividends and distributions and that the total Fund operating expenses listed above remain the same each year. This example should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

     6. How Has The Fund Performed Historically?

     This chart shows how the Fund has performed over the past 10 years, assuming reinvestment of all distributions. Performance is historical and is no guarantee of future results. Total return and principal value will fluctuate. The Fund's 30-day net annualized SEC yield on September 30, 1997 was 4.64%.

 THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE.

     BAR CHART TITLE:  Total returns for years ended December 31:

     BAR CHART DATA:     1988               13.49%
                         1989               10.11
                         1990                5.82
                         1991               12.44
                         1992                9.06
                         1993               13.13
                         1994               -5.89
                         1995               17.38
                         1996                3.52

                       The Fund's Average Annual Total Return
                       for the period ended September 30, 1997

                         One Year            8.83%
                         Five Years          7.00%
                         Ten Years           8.75%


     If the adviser had not maintained the Fund's expenses, average annual total return for the one year, five year and ten year periods would have been lower.

     7. Who Manages The Fund?

     The Fund's investment adviser is Scudder, Stevens & Clark, Inc., a leading provider of U.S. and international investment management for clients throughout the world. The Fund is managed by a team of Scudder investment professionals, who each play an important role in the Fund's management process.

     Lead Portfolio Manager Donald C. Carleton assumed responsibilities for the Fund's day-to-day management and investment strategies in January 1995. Mr. Carleton has over 25 years of investment management experience and has worked at Scudder since 1983. Philip G. Condon, Portfolio Manager, became a member of the team in 1987 and has worked at Scudder since 1983. Mr. Condon has 17 years of experience in municipal investing and portfolio management.

     8. How Can I Invest?

     To make it easy for you to open an account, you may invest by mail, phone, fax, or in person. The minimum initial investment is $2,500, except that shareholders may open an account with at least $1,000 if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements. A shareholder who maintains a nonfiduciary account balance of less than $2,500 without establishing an automatic investment plan, will be assessed an annual fee of $10.00, payable to the Fund. Retirement accounts and certain other accounts will not be assessed the $10.00 charge. You may also exchange Fund shares free of charge within the Scudder Family of Funds.

     9. How Can I Redeem Shares?

     You may redeem shares at the current share price on any business day by telephone, fax, or mail.

     10. When Are Distributions Made?

     Dividends are declared daily and distributed monthly. Capital gains distributions, if any, will be made in November or December. You may elect to receive distributions in cash or have them reinvested in additional shares of the Fund.

     Distributions derived from interest on Pennsylvania municipal securities are not subject to regular federal income taxes, except for the possible applicability of the federal alternative minimum tax. For federal income tax purposes, a portion of the Fund's income may be taxable to shareholders as ordinary income. Long-term capital gains distributions, if any, are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time shareholders have owned their shares. Short-term capital gains and any other taxable income distributions are taxable as ordinary income. Distributions of tax-exempt income are taken into consideration in computing the portion, if any, of Social Security and railroad retirement benefits subject to federal and, in some cases, state taxes.

     11. What Services Does Scudder Provide?

     As a shareholder, you'll enjoy:

        o professional service from representatives who can answer your questions and execute your transactions
        o automated toll-free touchtone access to account information, share prices and yields, and to perform transactions
        o Scudder's quarterly shareholder newsletter, Scudder Perspectives
        o regular, informative reports about the performance of your Fund

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     [Image]Scudder wants you to make informed investment decisions. This
     Fund Profile contains key information about the Fund. If you would like more information before you invest, please consult the Fund's accompanying prospectus. For details about the Fund's holdings or recent investment strategies, please review the Fund's most recent annual or semiannual report. The reports are free and may be ordered by calling 1-800-225-2470.

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